EXECUTION VERSION
AMENDMENT AGREEMENT
     AMENDMENT AGREEMENT, dated as of November 27, 2006 (this “Agreement”), among SPIRIT AEROSYSTEMS, INC. (f/k/a MID-WESTERN AIRCRAFT SYSTEMS, INC.), a Delaware corporation (the “Borrower”); SPIRIT AEROSYSTEMS HOLDINGS, INC. (f/k/a MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS, INC.), a Delaware corporation (the “Parent Guarantor”); ONEX WIND FINANCE LP, a Delaware limited partnership; SPIRIT AEROSYSTEMS INTERNATIONAL HOLDINGS, INC., a Delaware corporation, as Guarantor; SPIRIT AEROSYSTEMS FINANCE, INC., a Delaware corporation, as Guarantor; ONEX WIND FINANCE LLC, a Wyoming limited liability company, as Guarantor; 3101447 NOVA SCOTIA COMPANY, a Nova Scotia unlimited liability company, as Guarantor; CITICORP NORTH AMERICA, INC., as Administrative Agent; the lending institutions and other Persons with a Commitment under the Second Amended and Restated Credit Agreement (as defined below) (the “Lenders”); CITIGROUP GLOBAL MARKETS INC., as Sole Lead Arranger and Bookrunner; THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as Co-Arrangers and as Co-Syndication Agents; THE BANK OF NOVA SCOTIA, as Issuing Bank; and EXPORT DEVELOPMENT CANADA and CAISSE DE DÉPÔT ET PLACEMENT DU QUÉBEC, as Co-Documentation Agents.
W I T N E S S E T H:
     WHEREAS, the Borrower, Onex Wind Finance LP (the “Additional Borrower”), through the lending institutions from time to time party thereto as Lenders (the “Original Lenders”), Citicorp North America, Inc., as Administrative Agent; Citigroup Global Markets Inc., as Sole Lead Arranger and Bookrunner; The Bank of Nova Scotia and Royal Bank of Canada, as Co-Arrangers and as Co-Syndication Agents; The Bank of Nova Scotia, as Issuing Bank; and Export Development Canada and Caisse de dépôt et placement du Québec, as Co-Documentation Agents for the Original Lenders, entered into that certain Credit Agreement, dated as of June 16, 2005 (as amended by that certain Amended and Restated Credit Agreement, dated as of July 20, 2005, and as further amended, supplemented, or otherwise modified prior to the date hereof, the “Original Credit Agreement”), pursuant to which the Original Lenders made certain loans and other extensions of credit to the Borrower;
     WHEREAS, the Obligations (as defined in the Original Credit Agreement, hereinafter the “Original Obligations”) of the Borrower and the other Loan Parties under the Original Credit Agreement and the other Loan Documents (as defined in the Original Credit Agreement, hereinafter the “Loan Documents”) are secured by certain collateral (hereinafter the “Original Collateral”) and are guaranteed or otherwise benefited by the Loan Documents;
     WHEREAS, immediately prior to the effectiveness of the Second Amended and Restated Credit Agreement and the consummation of the Exchange (as defined below), WLLC (as defined in the Original Credit Agreement) will issue shares of its preferred stock (the “WLLC Preferred Stock Issuance”) to NSULC (as defined in the Original Credit Agreement) in satisfaction of all obligations under the loans made by NSULC to WLLC on the Original Effective Date as described in the definition of Transactions (as defined in the Original Credit Agreement) (the “NSULC Loan Repayment”), and thereafter pursuant to Section 10.19 of the Original Credit Agreement, the Additional Borrower shall assign to the Borrower, and the Borrower shall assume from the Additional Borrower by novation (the “Additional Borrower Assignment”), all rights and obligations of the Additional Borrower under the Loan Documents pursuant to the Assignment Agreement dated as of the date hereof among the Borrower, the Additional Borrower, the other Loan Parties and the Administrative Agent (the “Assignment Agreement”);

     WHEREAS, Borrower intends to repay in full and terminate the Seller Loan Documents (as defined in the Original Credit Agreement) on the date that this Agreement becomes effective (the “Seller Loan Documents Termination”);
     WHEREAS, the parties hereto wish to amend and restate the Original Credit Agreement in its entirety to effect the amendments described therein, to reflect the consummation of the Additional Borrower Assignment, to increase the Revolving Credit Commitments to $400.0 million and to create a Class of Term B-1 Loans (as defined below) having identical terms with, having the same rights and obligations under the Loan Documents as and in the same aggregate principal amount as, the Term B Loans (as defined in the Original Credit Agreement), except as such terms are amended in the Second Amended and Restated Credit Agreement (including, without limitation, to reduce the Applicable Rate for the Term B-1 Loans and extend the final maturity to September 30, 2013) (as defined below);
     WHEREAS, each Term B Lender (as defined in the Original Credit Agreement) who executes and delivers this Agreement shall be deemed, upon effectiveness of this Agreement, to have exchanged its Term B Commitment (as defined in the Original Credit Agreement) and Term B Loans (which Term B Commitment and Term B Loans shall thereafter be deemed terminated) for a Term B-1 Commitment (as defined below) and Term B-1 Loans under the Second Amended and Restated Credit Agreement in the same aggregate principal amount as such Lender’s Term B Loans, and such Lender shall thereafter become a Term B-1 Lender under the Second Amended and Restated Credit Agreement (such exchange of Term B Commitments and Term B Loans for Term B-1 Commitments and Term B-1 Loans, the “Exchange”);
     WHEREAS, each Person who executes and delivers this Agreement as an Additional Term B-1 Lender will make Term B-1 Loans under the Second Amended and Restated Credit Agreement on the effective date of this Agreement to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Term B Loans of Non-Consenting Term B Lenders (as defined below);
     WHEREAS, the Borrower shall pay to each Term B Lender all accrued and unpaid interest on its Term B Loans to, but not including, the date of effectiveness of this Agreement on such date of effectiveness;
     WHEREAS, Borrower has requested that each Person who executes and delivers this Agreement as an Additional Revolving Lender will provide Additional Revolving Credit Commitments such that the aggregate Revolving Credit Commitments equal $400,000,000 on the Amendment Effective Date;
     WHEREAS, the parties hereto intend that (a) the Original Obligations that remain unpaid and outstanding as of the Amendment Effective Date shall continue to exist under this Agreement on the terms set forth therein, (b) the loans under the Original Credit Agreement outstanding as of the date hereof shall be Loans under and as defined in the Second Amended and Restated Credit Agreement on the terms set forth therein, (c) any letters of credit outstanding under the Original Credit Agreement as of the date hereof shall be Letters of Credit under and as defined in the Second Amended and Restated Credit Agreement, (d) any Revolving Credit Commitments effective under the Original Credit Agreement shall, together with the Additional Revolving Credit Commitments, be Revolving Credit Commitments under and as defined in the Second Amended and Restated Credit Agreement and (e) the Original Collateral and the Loan Documents shall continue to secure, guarantee, support and otherwise benefit the Original Obligations as well as the other Obligations of the Borrower and the other Loan Parties under the Second Amended and Restated Credit Agreement (including, without limitation, Obligations in respect of the Term B-1 Loans) and the other Loan Documents;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
          SECTION 1. (a) Certain Definitions. The following terms when used in this Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):
          “Additional Revolving Credit Commitment” means, with respect to an Additional Revolving Lender, the commitment of such Additional Revolving Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans under the Second Amended and Restated Credit Agreement, in an amount set forth on Schedule I to this Agreement or otherwise indicated in writing to the Administrative Agent. The aggregate amount of the Additional Revolving Credit Commitments shall equal $225,000,000.
          “Additional Revolving Lender” means a Person with an Additional Revolving Credit Commitment on the Amendment Effective Date.
          “Additional Term B-1 Commitment” means, with respect to an Additional Term B-1 Lender, the commitment of such Additional Term B-1 Lender to make Term B-1 Loans on the Amendment Effective Date, in an amount set forth on Schedule I to this Agreement or otherwise indicated in writing to the Administrative Agent. The aggregate amount of the Additional Term B-1 Commitments shall equal the outstanding principal amount of Term B Loans of Non-Consenting Term B Lenders.
          “Additional Term B-1 Lender” means a Person with an Additional Term B-1 Commitment to make Term B-1 Loans to the Borrower on the Amendment Effective Date.
          “Agreement” is defined in the preamble.
          “Amendment Effective Date” is defined in Section 4 hereof.
          “Borrower” is defined in the preamble.
          “IPO” means the underwritten public offering by Parent Guarantor of its common stock closing on the Amendment Effective Date pursuant to a registration statement filed with the SEC in accordance with the Securities Act of 1933, as amended.
          “Lenders” is defined in the preamble.
          “Loan Documents” is defined in the recitals hereto.
          “Non-Consenting Term B Lender” means each Term B Lender that has not executed and delivered a counterpart of this Agreement on or prior to the Amendment Effective Date for an amount of Term B-1 Loans at least equal to its Term B Loans immediately prior to the Amendment Effective Date.
          “Original Collateral” is defined in the recitals hereto.
          “Original Credit Agreement” is defined in the recitals hereto.
          “Original Lenders” is defined in the recitals hereto.

          “Parent Guarantor” is defined in the preamble.
          “Second Amended and Restated Credit Agreement” is defined in Section 3 hereof.
          “Term B-1 Commitment” means, with respect to a Term B Lender, the agreement of such Term B Lender to exchange its Term B Loans for an equal aggregate principal amount of Term B-1 Loans on the Amendment Effective Date under the Second Amended and Restated Credit Agreement, as evidenced by such Term B Lender executing and delivering this Agreement.
          “Term B-1 Lender” means, collectively, (i) each Term B Lender that executes and delivers this Agreement on or prior to the Amendment Effective Date and (ii) each Additional Term B-1 Lender.
          “Term B-1 Loan” means a Loan made pursuant to Section 2.1(a)(i) under the Second Amended and Restated Credit Agreement on the Amendment Effective Date.
          (b) Other Definitions. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Second Amended and Restated Credit Agreement shall have such meanings when used in this Agreement.
          SECTION 2. Exchange of Term B Loans; Additional Revolving Credit Commitments
          (a) Subject to and upon the terms and conditions herein and of the Second Amended and Restated Credit Agreement, each Term B Lender with a Term B-1 Commitment severally agrees to exchange its Term B Loans (after giving effect to any repayments of such Term B Lender’s Term B Loans made pursuant to Section 4(a) hereof) for a like outstanding principal amount of Term B-1 Loans on the Amendment Effective Date, which exchange shall be deemed to be the making of a Term B-1 Loan by such Lender for such amount.
          (b) Subject to and upon the terms and conditions herein and of the Second Amended and Restated Credit Agreement, each Additional Term B-1 Lender severally agrees to make Term B-1 Loans to the Borrower on the Amendment Effective Date in a principal amount equal to its Additional Term B-1 Commitment. The Borrower shall prepay on the Amendment Effective Date all Term B Loans of Non-Consenting Term B Lenders with the gross proceeds of such Term B-1 Loans.
          (c) The Borrower shall pay all accrued and unpaid interest on the Term B Loans to the Term B Lenders to, but not including, the date of repayment thereof, such payment to be made on such date of repayment and any breakage loss or expense under Section 2.17 of the Original Credit Agreement. The Amendment Effective Date shall be deemed the first day of a new Interest Period under the Second Amended and Restated Credit Agreement with respect to the Term B-1 Loans made on the Amendment Effective Date.
          (d) For avoidance of doubt, holders of the Term B-1 Loans shall be entitled to the same guarantees and security interests pursuant to the Loan Documents from and after the Amendment Effective Date as the benefits to which the holders of Term B Loans had been entitled immediately prior to the Amendment Effective Date.
          (e) Subject to and upon the terms and conditions herein and in the Second Amended and Restated Credit Agreement, each Additional Revolving Lender shall become a Revolving Lender under the Second Amended and Restated Credit Agreement and shall have a Revolving Credit Commitment under the Second Amended and Restated Credit Agreement in the amount of its Additional Revolving

Credit Commitment. The Additional Revolving Credit Commitments and Revolving Loans thereunder established pursuant to this paragraph shall constitute Revolving Loans and Revolving Credit Commitments under, and shall be entitled to all the benefits afforded by, the Second Amended and Restated Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents.
          (f) On the Amendment Effective Date, Borrower shall repay all outstanding Revolving Loans out of the proceeds of a new borrowing of Revolving Loans under the Second Amended and Restated Credit Agreement and each of the Revolving Lenders having a Revolving Credit Commitment prior to the Amendment Effective Date (the “Pre-Amendment Revolving Lenders”) shall assign to each Additional Revolving Lender, and each Additional Revolving Lender shall purchase from each Pre-Amendment Revolving Lender, at the principal amount thereof, such participation interests in LC Exposure and Swingline Loans outstanding on the Amendment Effective Date as shall be necessary in order that, after giving effect to all such repayments and reborrowings and assignments and purchases, such Revolving Loans and participation interests in LC Exposure and Swingline Loans will be held by Pre-Amendment Revolving Lenders and Additional Revolving Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the Additional Revolving Credit Commitments.
          SECTION 3. Consent
          Each of the parties to this Agreement hereby consents to the WLLC Preferred Stock Issuance in connection with the NSULC Loan Repayment, and for the avoidance of doubt, agrees that after the consummation of the Additional Borrower Assignment in accordance with Section 10.19 of the Original Credit Agreement, the Additional Borrower (as defined in the Original Credit Agreement) and each Additional Borrower Subsidiary (as defined in the Original Credit Agreement) shall be entitled to amend, modify or otherwise change any Organizational Document of any Additional Borrower Party (as defined in the Original Credit Agreement) or the WLLC Loans (as defined in the Original Credit Agreement) and shall be released from all obligations and liabilities under the Loan Documents (as defined in the Original Credit Agreement), and hereby authorizes the Collateral Agent to release the Liens under the Onex Pledge Agreement (as defined in the Original Credit Agreement) and the Canadian Pledge Agreement (as defined in the Original Credit Agreement) and to take any further actions necessary to evidence the release of such Liens, obligations and liabilities in connection with the Additional Borrower Assignment.
          SECTION 4. Amendment and Restatement of Original Credit Agreement
          On the Amendment Effective Date, the Original Credit Agreement shall be, and is hereby, amended and restated in its entirety as set forth in Annex I hereto (as set forth in such Annex I, the “Second Amended and Restated Credit Agreement”), and as so amended and restated is hereby ratified, approved and confirmed in each and every respect by all parties hereto. The rights and obligations of the parties to the Original Credit Agreement with respect to the period prior to the Amendment Effective Date shall not be affected by such amendment and restatement.
          SECTION 5. Conditions Precedent to the Effectiveness of this Amendment
          This Agreement shall become effective as of the date first written above upon (the “Amendment Effective Date”), and the obligations of the Lenders under the Second Amended and Restated Credit Agreement shall be subject to satisfaction of each of the conditions precedent set forth in this Section 5 hereof; provided that the consent set forth in Section 3 hereof shall become effective immediately prior to the effectiveness of this Agreement for purposes of the Second Amended and Restated Credit Agreement and the occurrence of the Exchange.

     (a) Consummation of IPO; Seller Loan Documents Termination; Additional Borrower Assignment. The IPO shall have been consummated or shall be consummated simultaneously with the effectiveness of this Agreement pursuant to a registration statement that yields net proceeds to Parent Guarantor of at least $100.0 million, of which at least $100.0 million shall have been contributed to the Borrower and shall be applied to repay the Term B Loans immediately prior to the effectiveness of this Agreement, and in connection therewith the Seller Loan Documents shall be repaid and terminated and the Administrative Agent shall have received a payoff letter in connection therewith evidencing such repayment, termination and release of all liens thereunder. The Additional Borrower Assignment shall have been consummated in accordance with the Assignment Agreement.
     (b) Executed Counterparts. The Administrative Agent shall have received this Agreement, duly executed by (A) (i) the Required Lenders (as defined in the Original Credit Agreement), (ii) each Term B Lender with a Term B-1 Commitment and each Additional Term B-1 Lender, and (iii) each Additional Revolving Lender with an Additional Revolving Credit Commitment, and (B) each of the other parties hereto.
     (c) Interest. The Borrower shall have paid, simultaneously with the making of Term B-1 Loans, to all Term B Lenders all accrued and unpaid interest on the Term B Loans, in each case to, but not including, the Amendment Effective Date. The Borrower shall have paid to all Revolving Lenders all accrued and unpaid interest on the outstanding Revolving Loans on the Amendment Effective Date, in each case to, but not including, the Amendment Effective Date.
     (d) Restatement Closing Certificate. The Administrative Agent shall have received from each Borrower a Restatement Closing Certificate, dated the Amendment Effective Date and signed on behalf of such Borrower by a Financial Officer of the Borrower.
     (e) Corporate and Other Proceedings. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Loan Party dated the Amendment Effective Date, certifying (i) that attached thereto is a true and complete copy of each Organizational Document of such Loan Party certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its organization, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Second Amended and Restated Credit Agreement and this Agreement and, in the case of each Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (iii) as to the incumbency and specimen signature of each officer executing any Loan Documents or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate in this clause (e));
     (f) PATRIOT Act. The Lenders shall have received, sufficiently in advance of the Amendment Effective Date, all documentation and other information requested by the Administrative Agent and required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act (Title III of Pub. L. 107 56 (signed into law October 26, 2001)), including without limitation the information described in Section 10.18.
     (g) No Default or Event of Default. After giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing, either on the date hereof under the Original Credit Agreement or on the Amendment Effective Date under the Second Amended and Restated Credit Agreement.

     (h) Opinions of Counsel. The Administrative Agent shall have received (i) a legal opinion, in form and substance reasonably satisfactory to the Administrative Agent, from Kaye Scholer LLP, counsel to the Borrower, and (ii) such other opinions of counsel to the Borrower as may be reasonably requested by the Administrative Agent or its counsel (it being understood such legal opinions shall include, without limitation, the opinions contemplated by Section 10.19 of the Original Credit Agreement).
     (i) Borrowing Request. The Borrower shall have provided the Administrative Agent with a Notice of Borrowing three Business Days prior to the Amendment Effective Date with respect to the borrowing of Term B-1 Loans on the Amendment Effective Date.
     (j) Promissory Notes. Each Term B-1 Lender and Additional Revolving Lender shall have received, if requested at least two (2) Business Days prior to the Amendment Effective Date, one or more promissory notes payable to the order of such Lender duly executed by the Borrower in substantially the form of Exhibit G-1 to the Second Amended and Restated Credit Agreement and Exhibit G-2 to the Original Credit Agreement, respectively, evidencing its Term B-1 Loans and Revolving Loans.
     (k) Representations and Warranties. On the Amendment Effective Date, the representations and warranties made by the Borrower in Section 5 hereof, as they relate to the Loan Parties at such time, shall be true and correct in all material respects.
     (l) Second Amended and Restated Credit Agreement. All other conditions precedent set forth in Article IV of the Second Amended and Restated Credit Agreement shall be satisfied.
     (m) Collateral. The Collateral Agent shall have received:
          (i) with respect to each Mortgage encumbering Mortgaged Property, an amendment thereof (each a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where each such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Collateral Agent;
          (ii) with respect to each Mortgage Amendment, a copy of the existing mortgage title insurance policy and an endorsement with respect thereto (collectively, the “Mortgage Policy”) relating to the Mortgage encumbering such Mortgaged Property assuring the Collateral Agent that the Mortgage, as amended by the Mortgage Amendment, is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties free and clear of all defects and encumbrances and liens except as expressly permitted by Section 6.02 of the Original Credit Agreement or by the Collateral Agent, and such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent;
          (iii) with respect to each Mortgage Amendment, opinions of local counsel to the Loan Parties, which opinions (x) shall be addressed to each Agent and each of the Lenders and be dated the Amendment Effective Date, (y) shall cover the enforceability of the respective Mortgage as amended by the Mortgage Amendment and such other matters incident to the transactions contemplated herein as the Agents may reasonably request and (z) shall be in form and substance reasonably satisfactory to the Agents.
          (n) Perfection Certificate. The Administrative Agent shall have received from the Borrower an executed Perfection Certificate, dated the Amendment Effective Date, which shall either reconfirm or update the Perfection Certificate delivered on the Original Closing Date.
          (o) Seller Loan Documents. Substantially concurrently therewith the Seller Loan Documents (as defined in the Original Credit Agreement) shall have been terminated and all liens and other security interests granted or created thereunder in favor of the Seller shall have been released and terminated and all of Seller’s rights thereunder (including under the Subordination and Intercreditor Agreement (as defined in the Original Credit Agreement)) shall cease and the Collateral Agent shall have received reasonably satisfactory evidence of the same.
          (p) Pledge and Control Agreement. The Administrative Agent shall have received from Onex a Pledge and Control Agreement in form and substance reasonably satisfactory to the Administrative Agent, dated the Amendment Effective Date, pursuant to Section 10.19 of the Original Credit Agreement.
     SECTION 6. Representations and Warranties
          On and as of the Amendment Effective Date, after giving effect to this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:
          (a) this Agreement has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes the legal, valid and binding obligations of the Borrower and each Guarantor enforceable against the Borrower and each Guarantor in accordance with its terms and the Second Amended and Restated Credit Agreement and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor enforceable against the Borrower and each Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally;
          (b) each of the representations and warranties contained in Article III of the Second Amended and Restated Credit Agreement and in each other Loan Document is true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date); and
          (c) no Default or Event of Default has occurred and is continuing.
     SECTION 7. No Other Amendments; References to the Credit Agreement
          Other than as specifically provided herein or in the Second Amended and Restated Credit Agreement, this Agreement shall not operate as a waiver or amendment of any right, power or privilege of the Lenders under (and as defined in) the Original Credit Agreement or any other Loan Document (as such term is defined in the Original Credit Agreement) or of any other term or condition of the Original Credit Agreement or any other Loan Document (as such term is defined in the Original Credit Agreement) nor shall the entering into of this Agreement preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Second Amended and Restated Credit Agreement. All references to the Original Credit Agreement in any document, instrument, agreement, or writing that is a Loan Document shall from and after the Amendment Effective Date be deemed to refer to the Second Amended and Restated Credit Agreement, and, as used in the Second Amended and Restated Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment Effective Date, the Second Amended and Restated Credit Agreement.
     SECTION 8. Headings
          The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.
     SECTION 9. Execution in Counterparts
          This Agreement may be executed by the parties hereto in several counterparts (including by facsimile), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     SECTION 10. Expenses
          The Borrower agree to pay promptly (and in any event on the Amendment Effective Date) after presentation of an invoice therefor all reasonable out-of-pocket expenses of the Agents (including the reasonable fees and out-of-pocket expenses of one counsel to the Agents (and of local counsel, if any, who may be retained by such counsel)) in connection with the preparation, negotiation, execution and delivery of this Agreement, the Second Amended and Restated Credit Agreement, each other Loan Document and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.
     SECTION 11. Cross-References
          References in this Agreement to any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Agreement.
     SECTION 12. Cooperation; Other Documents
          At all times following the execution of this Agreement, the parties hereto shall execute and deliver to the Lenders and the Agents, or shall cause to be executed and delivered to the Lenders and the Agents, and shall do or cause to be done all such other acts and things as the Lenders and the Agents may reasonably deem to be necessary or desirable to assure the Lenders and the Agents of the benefit of this Agreement (including the Second Amended and Restated Credit Agreement), the other Loan Documents and each other document relating to this Agreement.
     SECTION 13. Governing Law
          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     SECTION 14. Affirmations
          (a) Each Loan Party signatory hereto hereby (i) expressly acknowledges the terms of the Second Amended and Restated Credit Agreement, (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned and (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.
          (b) Each Loan Party signatory hereto hereby reaffirms, as of the Amendment Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated thereby, and (ii) its guarantee of payment of the Obligations (including, without limitation, the Term B-1 Loans and all Obligations related to the Additional Revolving Credit Commitments) pursuant to the Guarantee and the Lien on the Collateral Securing payment of the Obligations (including, without limitation, the Term B-1 Loans and all Obligations relating to the Additional Revolving Credit Commitments) pursuant to the Security Documents.
          (c) Each Loan Party signatory hereto hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Amendment Effective Date and the effectiveness of the Credit Agreement), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date).
          (d) Each Loan Party signatory hereto further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects, except that upon the occurrence of the Restatement Effective Date, all references to such Loan Documents to the “Credit Agreement,” “Loan Documents,” “thereunder,” “thereof,” or words of similar import shall mean the Credit Agreement and the other Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for in the Second Amended and Restated Credit Agreement.
          (e) Each Loan Party signatory hereto hereby acknowledges and agrees that the acceptance by the Administrative Agent, each Lender and each other Agent of this document shall not be construed in any manner to establish any course of dealing on any Agent’s or Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.
          (f) Each Loan Party signatory hereto hereby represents and warrants that, immediately after giving effect to the Second Amended and Restated Credit Agreement, each Loan Document, in each case as modified by the Second Amended and Restated Credit Agreement (where applicable), to which it is a party continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

SPIRIT AEROSYSTEMS, INC. (f/k/a MID-WESTERN AIRCRAFT SYSTEMS, INC.), as Borrower

By:
Name:
Title:

SPIRIT AEROSYSTEMS HOLDINGS, INC. (f/k/a MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS, INC.), as Parent Guarantor

By:
Name:
Title:

ONEX WIND FINANCE LP, as Additional Borrower

By:	1648701 Ontario Inc., its General Partner

By:
Name:
Title:

SPIRIT AEROSYSTEMS INTERNATIONAL HOLDINGS, INC., as Guarantor

By:
Name:
Title:

SPIRIT AEROSYSTEMS FINANCE, INC., as Guarantor

By:
Name:
Title:
Signature Page to Amendment Agreement

3101447 NOVA SCOTIA COMPANY, as Guarantor

By:
Name:
Title:

By:
Name:
Title:

ONEX WIND FINANCE LLC, as Guarantor
By:
Name:
Title:
Signature Page to Amendment Agreement

CITICORP NORTH AMERICA, INC., as Administrative Agent
By:
Name:
Title:

Signature Page to Amendment Agreement

THE BANK OF NOVA SCOTIA, as Co-Arranger, Co-Syndication Agent and Issuing Bank
By:
Name:
Title:

Signature Page to Amendment Agreement

ROYAL BANK OF CANADA, as Co-Arranger, Co-Syndication Agent and Issuing Bank
By:
Name:
Title:

Signature Page to Amendment Agreement

EXPORT DEVELOPMENT CANADA, as Co-Documentation Agent
By:
Name:
Title:

Signature Page to Amendment Agreement

CAISSE DE DÉPÔT ET PLACEMENT DU QUÉBEC, as Co-Documentation Agent
By:
Name:
Title:

Signature Page to Amendment Agreement

, as an Original Lender consenting hereto

By:
Name:
Title:

Signature Page to Amendment Agreement

, as an Additional Term B-1 Lender

By:
Name:
Title:

Signature Page to Amendment Agreement

, as an Additional Revolving Lender

By:
Name:
Title:

Signature Page to Amendment Agreement

SCHEDULE I
Additional Term B-1 Commitments and
Additional Revolving Credit Commitments
Signature Page to Amendment Agreement

ANNEX I to
Agreement
SECOND AMENDED AND RESTATED CREDIT AGREEMENT